UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2017

pSivida Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of pSivida Corp. (the “Company”) was held on December 15, 2017. The stockholders elected each of the Company’s nominees for director, ratified the issuance of 5,900,000 shares of Company common stock, par value $0.001 per share (the “Common Stock”), between July 24, 2017 and November 7, 2017 to refresh the Company’s capacity to issue shares of Common Stock without prior stockholder approval pursuant to Australian Securities Exchange (“ASX”) Listing Rule 7.1, approved the issuance of equity securities up to an additional 10% of the issued capital of the Company over a 12-month period pursuant to ASX Listing Rule 7.1A, approved certain stock option, restricted stock unit and performance stock unit grants to the Company’s President and Chief Executive Officer, approved certain stock option grants and/or deferred stock unit grants to the Company’s non-executive directors, approved, on an advisory basis, the Company’s 2017 executive compensation and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018. The proposals below are described in detail in the Company’s definitive proxy statement filed with the SEC on November 13, 2017.

The results are as follows:

1.	Election of Directors:

	Vote type	Vote Results
David J. Mazzo, Ph.D.	For	12,138,657
	Withheld	2,716,672
	Non Votes	16,673,053
Nancy Lurker	For	13,269,622
	Withheld	1,585,707
	Non Votes	16,673,053
Michael Rogers	For	12,142,462
	Withheld	2,712,867
	Non Votes	16,673,053
Douglas Godshall	For	12,126,615
	Withheld	2,728,714
	Non Votes	16,673,053
James Barry, Ph.D.	For	13,368,089
	Withheld	1,487,240
	Non Votes	16,673,053
Jay Duker, M.D.	For	13,377,133
	Withheld	1,478,196
	Non Votes	16,673,053
Kristine Peterson	For	13,175,265
	Withheld	1,680,064
	Non Votes	16,673,053

2.	Ratification of the issuance of 5,900,000 shares of Common Stock pursuant to ASX Listing Rule 7.4 to refresh the Company’s capacity to issue shares of common stock without prior stockholder approval pursuant to ASX Listing Rule 7.1.

Vote type	Vote Results
For	12,693,743
Against	2,117,664
Abstain	43,922
Non Votes	16,673,053

3.	Approval of the issuance of equity securities up to an additional 10% of the issued capital of the Company over a 12-month period pursuant to ASX Listing Rule 7.1A.

Vote type	Vote Results
For	12,510,374
Against	2,312,506
Abstain	32,449
Non Votes	16,673,053

4.	Approval of the grant of stock options, restricted stock units and performance stock units to Nancy Lurker, President and Chief Executive Officer.

Vote type	Vote Results
For	10,986,744
Against	3,587,875
Abstain	280,710
Non Votes	16,673,053

5-10.    Approval of the grant of stock options and/or deferred stock units to the Company’s non-executive directors:

	Vote type	Vote Results
David J. Mazzo, Ph.D.	For	10,875,400
	Against	3,783,217
	Abstain	196,712
	Non Votes	16,673,053
Michael Rogers	For	10,794,319
	Against	3,864,282
	Abstain	196,728
	Non Votes	16,673,053
Douglas Godshall	For	10,778,443
	Against	3,880,174
	Abstain	196,712
	Non Votes	16,673,053
James Barry, Ph.D.	For	10,784,685
	Against	3,873,729
	Abstain	196,915
	Non Votes	16,673,053
Jay Duker, M.D.	For	10,808,944
	Against	3,849,486
	Abstain	196,899
	Non Votes	16,673,053
Kristine Peterson	For	10,802,175
	Against	3,862,895
	Abstain	190,259
	Non Votes	16,673,053

11.	Approval on an advisory basis of the Company’s 2017 executive compensation.

Vote type	Vote Results
For	11,083,142
Against	3,510,713
Abstain	261,474
Non Votes	16,673,053

12.	Ratification of the appointment of Deloitte & Touche LLP.

Vote type	Vote Results
For	29,450,523
Against	1,431,961
Abstain	645,898
Non Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

pSivida Corp.

Date: December 19, 2017	By:	/s/ Nancy Lurker
	Name:	Nancy Lurker
	Title	President and Chief Executive Officer